Exhibit 99.1

STOCKHOLDERS VOTING AGREEMENT

     STOCKHOLDERS VOTING AGREEMENT, dated as of June 29, 2005 (this “Agreement”), by and among Square D Company, a Delaware corporation (“Parent”), and the stockholders of Juno Lighting, Inc. (the “Company”) identified as the signatories hereto (collectively, the “Principal Stockholders,” and each a “Principal Stockholder”).

     WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Hera Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), the Company, and solely for the purposes of Article IV and Section 9.12 therein, Schneider Electric SA are entering into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of Merger Sub with and into the Company (the “Merger”);

     WHEREAS, Parent would not enter into the Merger Agreement unless each Principal Stockholder were to enter into this Agreement;

     WHEREAS, each Principal Stockholder is the record or Beneficial Owner of the number of Owned Shares (as defined herein) set forth opposite such Principal Stockholder’s name on Schedule I hereto;

     WHEREAS, the Board of Directors of each of Parent, Merger Sub and the Company has, prior to the execution of this Agreement, duly and validly approved and adopted the Merger Agreement; and

     WHEREAS, as a stockholder of the Company, each Principal Stockholder will benefit from the Merger Agreement.

     NOW, THEREFORE, in consideration of Parent’s entry into the Merger Agreement, each Principal Stockholder agrees with each other and Parent as follows:

     1. Certain Definitions. Capitalized terms not expressly defined in this Agreement will have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

          (a) “Beneficially Own,” “Beneficial Owner” or “Beneficial Ownership” with respect to any securities means having voting power or investment power with respect to such securities (as determined pursuant to Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended), except for those shares of Company Securities which such Principal Stockholder has the right to acquire within 60 days.

          (b) “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

          (c) “Company Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company, consisting of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.

          (d) “Company Securities” means Company Common Stock and Company Preferred Stock.

          (e) “Transaction” means the Merger Agreement and the consummation of the transactions contemplated thereby.

     2. Representations And Warranties Of Principal Stockholders. Each Principal Stockholder represents and warrants to Parent as follows:

          (a) Such Principal Stockholder Beneficially Owns the number of shares of Company Securities set forth on Schedule I attached hereto (the “Owned Shares”), free from any lien, encumbrance, proxy, voting trust, voting agreement, voting restriction, understanding, right of first refusal, limitation on disposition, adverse claim of ownership, or restriction whatsoever and with full and sole power to vote the Owned Shares without the consent or approval of any other Person;

          (b) Except for the Owned Shares set forth on Schedule I, such Principal Stockholder does not Beneficially Own any other Company Securities or hold any securities convertible into or exchangeable for Company Securities;

          (c) Except as set forth on Schedule I hereto, such Principal Stockholder is the record holder of the Owned Shares;

          (d) This Agreement has been duly executed by such Principal Stockholder and constitutes the valid and legally binding obligation of such Principal Stockholder, enforceable against such Principal Stockholder in accordance with its terms, except to the extent that (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights generally and (y) the availability of equitable remedies may be limited by equitable principles of general applicability;

          (e) The execution, delivery and performance of this Agreement by such Principal Stockholder and the proxy contained herein do not violate or breach, and will not give rise to any violation or breach of, such Principal Stockholder’s certificate of formation or limited liability company agreement or other organizational documents, or any law, contract, instrument, arrangement or agreement by which such Principal Stockholder is bound;

          (f) The execution, delivery and performance of this Agreement and the proxy contained herein do not, and performance of this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity (other than any necessary filing under the Exchange Act);

          (g) The execution, delivery and performance of this Agreement by such Principal Stockholder and the other signatories hereto and the proxy contained herein do not create or give rise to any right in such Principal Stockholder or, to such Principal Stockholder’s knowledge, in any other signatory hereto or any other Person, with respect to the Owned Shares or any other security of the Company (including, without limitation, voting rights and rights to purchase or sell any shares of Company Securities or other securities of the Company) pursuant to any stockholders’ agreement or similar agreement or commitment, other than any such right as is duly and validly waived pursuant to Section 8 of this Agreement; and

          (h) Such Principal Stockholder has received a copy of the Merger Agreement.

For all purposes of this Agreement, Owned Shares shall include any shares of capital stock of the Company as to which Beneficial Ownership is acquired by a Principal Stockholder after the execution hereof.

     3. Covenant To Vote.

          (a) Each Principal Stockholder irrevocably and unconditionally agrees that, during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 15 hereof:

     (i) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Securities, however called to vote upon the Merger Agreement, the Merger and any other transactions contemplated by the Merger Agreement, or in any other circumstances upon which a vote or other approval with respect to the Merger Agreement, the Merger and any other transactions contemplated thereby is sought, such Principal Stockholder shall vote all of such Principal Stockholder’s Owned Shares in favor of the Merger Agreement, the Merger and any other transactions contemplated by the Merger Agreement, as applicable, and shall vote all such Principal Stockholder’s Owned Shares in favor of any other actions presented to holders of Company Securities that are necessary or desirable in furtherance of the Merger Agreement, the Merger and all other transactions contemplated thereby;

     (ii) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Securities, however called, or in connection with any written consent of the holders of Company Securities, such Principal Stockholder shall vote all such Principal Stockholder’s Owned Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any Acquisition Proposal or (ii) any amendment of the Company’s Certificate of Incorporation or Bylaws or other proposal or transaction involving the Company or any Company Subsidiary, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement; and

     (iii) in connection with any written consent of the holders of Company Securities, to vote upon, or deliver a written consent with respect to, the Merger Agreement, the Merger and any other transactions contemplated by the Merger Agreement, such Principal Stockholder shall not vote any of such Principal Stockholder’s Owned Shares against the Merger Agreement, the Merger and any other transactions contemplated by the Merger Agreement, as applicable; provided, that this clause (iii) shall not require such Principal Stockholder to vote any of such Principal Stockholder’s Owned Shares in favor of the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement in connection with any written consent.

          (b) For purposes of clarity, each Principal Stockholder acknowledges that the covenants set forth in Section 3(a) apply even if the Board of Directors of the Company withdraws, modifies or qualifies in a manner adverse to Parent its recommendation regarding the Merger Agreement or the Transaction.

     4. Irrevocable Proxy. Each Principal Stockholder hereby appoints Parent and any designee of Parent (the “Proxy Holders”), each of them individually, as such Principal Stockholder’s proxy and attorney-in-fact pursuant to the provisions of Section 212 of the Delaware General Corporation Law, as amended, with full power of substitution and resubstitution, to vote and act on such Principal Stockholder’s behalf and in such Principal Stockholder’s name, place and stead with respect to such Principal Stockholder’s Owned Shares, at any annual, special or other meeting of the holders of Company Securities, and at any adjournment or postponement of any such meeting, held during the term of this Agreement, and to act by written consent with respect to each such Principal Stockholder’s Owned Shares, at all times during the term of this Agreement with respect to the matters (the “Specified Matters”) referred to in, and in accordance with, Section 3(a) hereof; provided, that the Proxy Holders may not act by written consent to approve the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement. Each Principal Stockholder affirms that this proxy is coupled with an interest and shall be irrevocable, subject to termination pursuant to Section 15. Each Principal Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any and all previous proxies granted with respect to such Principal Stockholder’s Owned Shares. Each Principal Stockholder covenants and agrees not to grant any subsequent proxy with respect to such Principal Stockholder’s Owned Shares, and further covenants and agrees that any such proxy, if granted, shall not be valid or effective. Each Principal Stockholder shall be permitted to vote such Principal Stockholder’s Owned Shares in connection with any of the Specified Matters provided that such vote is in compliance with Section 3(a) hereof, and in the case of a vote at a meeting is submitted at least three Business Days prior to such meeting, and in any such circumstance in which such Principal Stockholder’s vote complies with Section 3(a) hereof and the foregoing submission and delivery requirements, the Proxy Holders will not use the proxy granted pursuant to this Section 4 unless such Principal Stockholder’s vote is subsequently withdrawn.

     5. Limitations on Transfer and Conversion. Each Principal Stockholder agrees that such Principal Stockholder will not, without the prior written consent of Parent, (a) directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Owned Shares or any securities convertible into or exchangeable for Company Common Stock, (b) take any action that would prohibit, prevent or preclude such Principal Stockholder from performing its obligations under this Agreement, including, without limitation, the granting of a power of attorney with respect to the Owned Shares, depositing the Owned Shares in a voting trust or entering into any other stockholder voting agreements with respect to the Owned Shares; provided, that notwithstanding the foregoing, each Principal stockholder may (i) convert any shares of Company Preferred Stock into shares of Company Common Stock and (ii) enter into hedging transactions to the extent that such transactions would not be inconsistent with its obligations under clause (b) above. Each Principal Stockholder further agrees that this Agreement and each Principal Stockholder’s obligations hereunder shall attach to such Principal Stockholder’s Owned Shares and shall be binding upon any Person to which legal or beneficial ownership of such Owned Shares may pass, whether by operation of law or otherwise, including without limitation such Principal Stockholder’s heirs, guardians, administrators or successors. Each Principal Stockholder further covenants and agrees not to request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Principal Stockholder’s Owned Shares, unless such transfer is made in compliance with this Agreement and acknowledges that Parent and the Company may notify the Company’s transfer agent of the terms hereof. Each Principal Stockholder agrees, if requested by Parent, that such Principal Stockholder shall tender its Owned Shares for the inscription of a legend consistent with this Agreement.

     6. Non-Solicitation. From and after the date of this Agreement until the termination hereof and except as permitted by the following provisions, each Principal Stockholder agrees that such Principal Stockholder shall not, and such Principal Stockholder shall use its reasonable best efforts to cause its respective officers, directors, employees, financial advisors, attorneys, accountants, representatives and agents (other than any of the foregoing who serve as directors of the Company) not to (i) solicit, initiate, knowingly encourage or knowingly facilitate the making of an Acquisition Proposal, (ii) enter into any agreement, arrangement or understanding with respect to any Acquisition Proposal, (iii) other than informing Persons of the existence of the provisions contained in this Section 6, participate in any discussions or negotiations regarding, or furnish or disclose to any Person (other than a party to the Merger Agreement) any non-public information in connection with any inquiries or the making of any proposal that constitutes, or is reasonably likely to lead to, any Acquisition Proposal, or (iv) approve, recommend, agree to or accept, or propose publicly to approve, recommend, agree to or accept, any Acquisition Proposal. From and after the date of this Agreement, each Principal Stockholder shall promptly (but in any event within two Business Days) advise Parent of the receipt of any inquiries, requests, proposals or offers relating to an

Acquisition Proposal, or any request for nonpublic information relating to the Company or any Company Subsidiary that would reasonably be expected to lead to an Acquisition Proposal.

     7. Appraisal Rights. Each Principal Stockholder hereby irrevocably waives, with respect to such Principal Stockholder’s Owned Shares, any rights of appraisal in connection with the Transaction.

     8. Consent to this Agreement. Each Principal Stockholder hereby consents, for purposes of any stockholders’ agreement or other agreement or commitment among the stockholders of the Company, to the execution, delivery and performance of this Agreement by each other Principal Stockholder (and waives any rights such Principal Stockholder would otherwise have pursuant to any such stockholders’ agreement or other agreement or commitment by virtue of the execution, delivery or performance of this Agreement). Each Principal Stockholder further consents and authorizes Parent and the Company to publish and disclose in the proxy statement filed with the Securities and Exchange Commission in connection therewith its identity and ownership of the Owned Shares and the nature of its commitments, arrangements and understandings under this Agreement.

     9. Cooperation as to Regulatory Matters. If so requested by the Company, promptly after the date hereof, each Principal Stockholder will use its reasonable best efforts to make, or to cooperate in the making by the Company of, all filings which are required under the HSR Act and applicable requirements under antitrust and other merger control laws of jurisdictions outside the United States of America and to seek all regulatory approvals required in connection with the transactions contemplated by the Merger Agreement. Each Principal Stockholder shall also (i) supply Parent and the Company with copies of all correspondence and (ii) inform Parent and the Company of all communications between such Principal Stockholder and its representatives and the Federal Trade Commission, the Department of Justice and any other Governmental Entity and members of their respective staffs with respect to this Agreement and the transactions contemplated hereby.

     10. Specific Performance. Each Principal Stockholder agrees that irreparable damage to Parent would occur in the event that any of the provisions of this Agreement were not performed by such Principal Stockholder in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by each Principal Stockholder and to enforce specifically the terms and provisions hereof exclusively in any federal or state court located in the State of Delaware, this being in addition to any other remedy to which it is entitled at law or in equity, and that each Principal Stockholder waives the posting of any bond or security in connection with any proceeding related thereto. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

     11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart hereof has been executed and delivered by each party hereto (which delivery may be by facsimile).

     12. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by Parent shall not preclude the simultaneous or later exercise of any other such right, power or remedy by Parent.

     13. No Waiver. The failure of Parent to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any Principal Stockholder hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by Parent of its right to exercise any such or other right, power or remedy or to demand such compliance.

     14. Stockholder Capacity. Each Principal Stockholder is executing this Agreement solely in its capacity as Beneficial Owner of the Owned Shares and not in its fiduciary capacity as a director or officer of the Company. Nothing herein shall prohibit, prevent or preclude such Principal Stockholder, or any employee, partner, officer, manager, agent or representative of such Principal Stockholder, from taking or not taking any action in his capacity as an officer or director of the Company.

     15. Termination. This Agreement shall terminate upon the earlier to occur of (a) the Closing Date and (b) the date of termination of the Merger Agreement in accordance with its terms. Nothing in this Section 15 shall relieve or otherwise limit the liability of any party for any intentional or willful breach of this Agreement before such termination.

     16. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     17. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to Parent. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

     18. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no Principal Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Parent.

     19. Entire Agreement. This Agreement (together with the Merger Agreement and the other agreements and documents expressly contemplated hereby and thereby) embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     20. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

[Signature page follows]

     IN WITNESS WHEREOF, each Principal Stockholder and Parent have duly executed this Stockholders Voting Agreement as of the date first above written.

SQUARE D COMPANY

By:	/s/ David D. Petratis

Name:	David D. Petratis

Title:	President & CEO

[Signature Page to Stockholders Voting Agreement]

PRINCIPAL STOCKHOLDERS:

FREMONT INVESTORS I, L.L.C.

By:	FREMONT PARTNERS, L.P., its Managing Member

	By:	FP ADVISORS, L.L.C., its General Partner

		By:	FREMONT GROUP, L.L.C., its Managing Member

			By:	FREMONT INVESTORS, INC., its Manager

				By:	/s/ Kevin Baker

				Name:	Kevin Baker

				Title:	Principal

FREMONT INVESTORS I CS, L.L.C.

By:	FREMONT PARTNERS, L.P., its Managing Member

	By:	FP ADVISORS, L.L.C., its General Partner

		By:	FREMONT GROUP, L.L.C., its Managing Member

			By:	FREMONT INVESTORS, INC., its Manager

				By:	/s/ Kevin Baker

				Name:	Kevin Baker

				Title:	Principal

[Signature Page to Stockholders Voting Agreement]

FREMONT PARTNERS, L.L.C.

By:	FREMONT GROUP, L.L.C., its Managing Member

	By:	FREMONT INVESTORS, INC., its Manager

		By:	/s/ Kevin Baker

		Name:	Kevin Baker

		Title:	Principal

[Signature Page to Stockholders Voting Agreement]

Schedule I

Stockholder	Owned Shares

FREMONT INVESTORS I, L.L.C.	1,051,590 shares of Series A Preferred Stock owned of record

FREMONT PARTNERS I CS, L.L.C.	597,866 shares of Company Common Stock owned of record

FREMONT PARTNERS, L.L.C.	380 shares of Series A Preferred Stock owned of record

TOTAL	597,866 shares of Company Common Stock owned of record

1,051,970 shares of Series A Preferred Stock owned of record